UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

Venture Financial Group, Inc.
(Exact Name of Registrant as specified in its charter)

Washington	0-24024	91 - 1277503
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

721 College Street SE
PO Box 3800
Lacey, Washington 98503
Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-459-1100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

        On January 20, 2006, Venture Financial Group, Inc. issued a press release announcing the declaration of a cash dividend of $0.07 per share payable on February 10, 2006 to all shareholders of record as of January 30, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

                (a)    Not applicable.
                (b)    Not applicable.
                (c)    Exhibits.
                        99.1 Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTURE FINANCIAL GROUP, INC. (Registrant)
Date: January 20, 2006 By:	/s/ Ken F. Parsons, Sr.
Ken F. Parsons, Sr. Chairman / CEO